UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 12, 2026

Date of Report (Date of earliest event reported)

DELEK LOGISTICS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2026, Delek Logistics Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Partnership, Delek Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, and Truist Securities, Inc., Mizuho Securities USA LLC, and Raymond James & Associates, Inc., as joint book-running managers and representatives of the several underwriters named on Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Underwriters agreed to sell to the public 4,000,000 common units representing limited partner interests in the Partnership (“Firm Units”) at a price of $50.00 per Unit (the “Offering”). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 600,000 common units (the “Option Units,” and together with the Firm Units, the “Units”) on the same terms.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Partnership and also provides for customary indemnification by each of the Partnership and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Units are being offered and sold by the Partnership to or through the Underwriters under a registration statement on Form S-3 originally filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2024 (File No. 333-278939) and declared effective on May 7, 2024, including the prospectus contained therein, as supplemented by a prospectus supplement dated October 8, 2024 and as further supplemented by a prospectus supplement dated August 12, 2026, in accordance with the provisions of Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated August 12, 2026, by and among Delek Logistics Partners, LP, Delek Logistics GP, LLC, and Truist Securities, Inc., Mizuho Securities USA LLC, and Raymond James & Associates, Inc., as joint book-running managers and representatives of the several underwriters named therein.

5.1	Opinion of Bradley Arant Boult Cummings LLP.

8.1	Opinion of Baker Botts L.L.P. regarding certain tax matters.

23.1	Consent of Bradley Arant Boult Cummings LLP (included in Exhibit 5.1)

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2026	DELEK LOGISTICS PARTNERS, LP By: Delek Logistics GP, LLC its general partner

/s/ Robert Wright
Name: Robert Wright Title: Executive Vice President and Chief Financial Officer